Exhibit 99.1

Tidewater Reports Fourth Quarter Results and Year End Earnings For Fiscal 2006

HOUSTON, TX, May 3, 2006 — Tidewater Inc. (NYSE:TDW) announced today fourth quarter net earnings for the period ended March 31, 2006, of $64.7 million, or $1.11 per share, on revenues of $246.5 million. For the same quarter last year, net earnings were $52.4 million, or $.91 per share, on revenues of $179.6 million. For fiscal year ended March 31, 2006, net earnings were $235.8 million, or $4.07 per share, on revenues of $877.6 million. For the fiscal year ended March 31, 2005, net earnings were $101.3 million, or $1.78 per share, on revenues of $692.2 million.

Included in the year ended March 31, 2006, results is an after-tax gain of $42.8 million, or $.74 per common share, related to the July 2005, sale of six of its KMAR 404 class of Anchor Handling Towing Supply vessels to Deep Sea Supply ASA for a total cash price of $188 million.

Included in both the fourth quarter and year ended March 31, 2005 results is a non-cash tax benefit of $31.8 million ($.55 per share) resulting from the positive tax impact from the American Jobs Creation Act of 2004. Effective March 31, 2005, the Company reversed all previously recorded deferred tax assets and liabilities related to timing differences, foreign tax credits or prior undistributed earnings of company entities whose future and prior earnings are now anticipated to be indefinitely reinvested abroad.

As previously announced, Tidewater will hold a conference call to discuss March quarterly and annual earnings on Wednesday, May 3, 2006 at 9:00 a.m. CDST promptly following the Company’s release of quarterly and annual earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater Inc.” call just prior to the scheduled start. A replay of the conference call will be available beginning at 11:00 a.m. CDST on May 4, 2006, and will continue until 11:59 p.m. CDST on May 4, 2006. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 8050361.

A simultaneous Webcast of the conference call will be accessible online at the Tidewater Inc. Website, www.tdw.com, and at the CCBN Website, www.streetevents.com. The online replay will be available until June 4, 2006.

Tidewater Inc. owns over 520 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

Contact: Joseph Bennett
(713) 470-5300

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Revenues:
Vessel revenues	$235,274	174,450	846,982	655,526
Other marine revenues	11,266	5,163	30,635	36,624

	246,540	179,613	877,617	692,150

Costs and expenses:
Vessel operating costs	115,852	103,221	431,481	401,871
Costs of other marine revenues	9,086	3,539	23,836	29,453
Depreciation and amortization	27,683	25,677	107,526	99,613
General and administrative	24,943	19,379	86,490	73,424
Impairment of long-lived assets	—	1,733	3,050	1,733
Gains on asset sales	(10,875)	(1,462)	(86,337)	(11,979)

Total operating expense	166,689	152,087	566,046	594,115

	79,851	27,526	311,571	98,035
Other income (expenses):
Foreign exchange gain (loss)	(120)	(132)	1,035	(327)
Equity in net earnings of unconsolidated companies	2,925	1,798	10,035	6,299
Minority interests	(43)	(36)	(16)	(59)
Interest and miscellaneous income	4,715	847	9,961	2,734
Interest and other debt costs	(2,444)	(2,183)	(9,074)	(6,887)

	5,033	294	11,941	1,760

Earnings before income taxes	84,884	27,820	323,512	99,795
Income tax expense (benefit)	20,202	(24,576)	87,756	(1,544)

Net earnings	$64,682	52,396	235,756	101,339

Earnings per common share	$1.12	0.92	4.11	1.78

Diluted earnings per common share	$1.11	0.91	4.07	1.78

Weighted average common shares outstanding	57,636,164	57,002,733	57,372,815	56,854,282
Incremental common shares from stock options	782,901	418,592	593,856	213,992

Adjusted weighted average common shares	58,419,065	57,421,325	57,966,671	57,068,274

Cash dividends declared per common share	$.15	.15	.60	.60

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31, 2006	March 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$246,109	15,376
Trade and other receivables less allowance for doubtful accounts of $6,265 in 2006 and $7,138 in 2005	237,428	169,784
Marine operating supplies	41,181	38,959
Other current assets	4,325	3,837

Total current assets	529,043	227,956

Investments in, at equity, and advances to unconsolidated companies	34,308	32,074
Properties and equipment:
Vessels and related equipment	2,457,947	2,483,970
Other properties and equipment	50,205	48,512

	2,508,152	2,532,482
Less accumulated depreciation and amortization	1,134,425	1,080,296

Net properties and equipment	1,373,727	1,452,186

Goodwill	328,754	328,754
Other assets	98,708	172,203

Total assets	$2,364,540	2,213,173

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	97,265	82,261
Accrued property and liability losses	7,223	9,286
Other current liabilities	11,266	2,766

Total current liabilities	115,754	94,313

Long-term debt	300,000	380,000
Deferred income taxes	175,267	184,410
Accrued property and liability losses	21,732	34,778
Other liabilities and deferred credits	92,666	76,970

Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, and 60,310,164 shares at March 2006	6,031	6,072
Other stockholders’ equity	1,653,090	1,436,630

Total stockholders’ equity	1,659,121	1,442,702

Total liabilities and stockholders’ equity	$2,364,540	2,213,173

Further details of the Company’s vessel revenues and vessel operating costs for the quarters and years ended March 31, 2006 and 2005 are as follows:

(In thousands)

	Quarter Ended March 31,			Year Ended March 31,
	2006		2005	2006	2005
Vessel revenues:
Domestic		$53,664	30,947	180,374	118,288
International		181,610	143,503	666,608	537,238

Total vessel revenues		235,274	174,450	846,982	655,526

Vessel operating costs:
Crew costs		62,252	58,104	243,584	226,653
Repair and maintenance		22,659	15,553	76,058	70,519
Insurance and loss reserves		4,624	5,302	15,820	18,568
Fuel, lube and supplies		10,770	11,076	39,617	40,329
Other		15,547	13,186	56,402	45,802

Total vessel operating cost		115,852	103,221	431,481	401,871

Vessel operating margin		$119,422	71,229	415,501	253,655

Vessel operating margin as a % of revenue	%	50.8	40.8	49.1	38.7

Further details of the Company’s vessel operating profit for the quarters and years ended March 31, 2006 and 2005 are as follows:

(In thousands)

	Quarter Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Vessel operating profit – United States	$21,253	2,594	61,227	2,022

Vessel operating profit – International	$53,209	28,282	186,044	95,383

The Company’s actual vessel count by vessel class at March 31, 2006 and vessel utilization percentages and average dayrates by vessel class for the quarter and year ended March 31, 2006 were as follows:

UTILIZATION

Fiscal Year 2005	Actual Vessel Count at March 31, 2006		Quarter Ended March 31, 2006	Year Ended March 31, 2006
Domestic-based fleet:
Deepwater vessels	7		99.7%	99.2%
Towing-supply/supply	50		62.0%	61.8%
Crew/utility	14		86.6%	85.5%
Offshore tugs	13		30.8%	28.9%

Total	84		64.5%	63.2%

International-based fleet:
Deepwater vessels	28		89.9%	86.8%
Towing-supply/supply	207		76.8%	74.1%
Crew/utility	69		76.2%	76.4%
Offshore tugs	39		63.3%	57.5%
Other	8		28.8%	35.9%

Total	351		75.2%	72.8%

Worldwide fleet:
Deepwater vessels	35		91.7%	88.8%
Towing-supply/supply	257		74.0%	71.7%
Crew/utility	83		78.5%	78.5%
Offshore tugs	52		53.7%	49.0%
Other	8		28.8%	35.9%

Total	435	(1)	72.9%	70.8%

AVERAGE DAYRATES
Domestic-based fleet:
Deepwater vessels			$20,006	$18,401
Towing-supply/supply			$10,545	$8,706
Crew/utility			$5,455	$4,673
Offshore tugs			$9,707	$10,060
Total			$10,049	$8,606
International-based fleet:
Deepwater vessels			$17,823	$16,012
Towing-supply/supply			$7,682	$7,224
Crew/utility			$3,541	$3,399
Offshore tugs			$5,735	$5,669
Other			$4,597	$3,442
Total			$7,635	$7,162
Worldwide fleet:
Deepwater vessels			$18,272	$16,448
Towing-supply/supply			$8,140	$7,467
Crew/utility			$4,018	$3,716
Offshore tugs			$6,407	$6,440
Other			$4,597	$3,442
Total			$8,078	$7,428

(1)	In addition to the 435 total owned or chartered vessels, the Company had 66 vessels withdrawn from active service and 22 joint venture and other vessels at March 31, 2006.

Tidewater’s vessel commitments by vessel class and type as of March 31, 2006 were as follows:

	U.S. Built			International Built
Vessel Class and Type	Number of Vessels	Total Cost Commitment	Expended Through 3/31/06	Number of Vessels	Total Cost Commitment	Expended Through 3/31/06
		(in thousands)			(in thousands)
Deepwater vessels:
Platform supply vessels	3	$51,923	$15,094	—	—	—
Replacement fleet:
Anchor handling towing supply	—	—	—	5	$80,841	$32,900
Platform supply vessels	2	$26,832	$8,421	—	—	—
Crewboats and offshore tugs:
Crewboats – 175 foot	1	$7,229	$474	—	—	—
Crewboats – Water jets	—	—	—	1	$1,086	$895
Offshore tugs	—	—	—	1	$7,401	$3,187

Totals	6	$85,984	$23,989	7	$89,328	$36,982